EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the "Agreement") has been entered into as of May 20, 1999, by and between Halter Capital Corporation, a Texas corporation (the "Buyer") and Howard I.
Wertheim, a resident of Irvine, California (the "Seller").

                                    RECITALS

         A. On the Closing Date (as defined herein) Seller will be the legal and equitable owner of 22,722,634 shares of the common stock, par value $.001 per share, of Spectrum Pharmaceutical Corporation, a Florida corporation (the "Company").

         B. Seller is willing to sell to Buyer or its designees and Buyer or its designees is willing to purchase from the Seller exactly 22,472,634 shares of the Company's common stock (which represents approximately 90.2% of the issued and outstanding shares of the Company's common stock) (the "Company Shares"). Buyer and Seller have agreed that Seller will retain 250,000 shares of the Company's common stock.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. Purchase of the Company Shares by the Buyer. Subject to and upon the terms and conditions contained herein, on the Closing Date (as defined herein), Seller shall sell, transfer, assign, convey and deliver to the Buyer or its designees, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under state and federal securities laws) and the Buyer or its designees shall purchase, accept and acquire from the Seller, the Company Shares.

The aggregate purchase price payable to Seller for the Company Shares shall be One Hundred Fifty Five Thousand Dollars ($155,000.00) (the "Purchase Price"). The Purchase Price shall be paid on the Closing Date by a wire transfer of $155,000.00 in immediately available funds to or for the account of Seller.

         2. Closing. Subject to the conditions precedent set forth herein, the purchase of the Company Shares shall take place at the offices of the Buyer in Dallas, Texas on a date which is mutually acceptable to the parties but on or before June 2, 1999. Such date is herein referred to as the "Closing Date".


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         3. Representations and Warranties of the Buyer. Buyer hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Authorization and Validity. The execution, delivery and performance by the Buyer of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by Buyer. This Agreement has been duly executed and delivered by the Buyer and constitutes legal, valid and binding obligations of Buyer, enforceable against the Buyer in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  B. Consents/Approvals/Conflict. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for the Buyer to consummate the purchase of the Company Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with or constitute a breach of any agreement to which the Buyer is a party or by which it is bound nor, to the best of Buyer's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Buyer.

                  C. Investment Intent. The Buyer is acquiring the Company Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act covering the Company Shares, or (ii) pursuant to an applicable exemption under the Securities Act.

                  D. Disclosure of Information. Buyer acknowledges that it has been furnished with sufficient information regarding the Company and its business, assets, results of operations and financial condition to allow the Buyer to make an informed decision regarding an investment in the Company Shares.

                  E. Investment Experience. Buyer acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Company Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company Shares. Buyer also acknowledges that it has reviewed the financial and corporate records of the Company through the date of this Agreement and has consulted with accountants and attorneys of its selection and received such accounting and legal advice that it deems necessary to understand the economic and legal significance of its investment in the Company.

                  F. Special Agreements Regarding Seller's Retained Shares.


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Buyer and Seller hereby agree to the following  conditions that will apply for a period of one year  following  the  Closing  Date (and will  survive the Closing
Date) with respect to all of those shares of the Company's common stock which the Seller then owns:

           (1) If the Buyer causes any reverse split or splits of the Company's common stock, the Buyer will take all steps necessary to insure that the Seller's remaining shares after such split or splits are sufficient in number so that Seller's total interest in the Company is not less than one percent (1%) of the total number of shares then issued and outstanding.

           (2) If the Buyer desires to sell control of the Company to any party, the Buyer will not do so unless that new buyer agrees in a legally enforceable agreement that in the event that the Company's common stock is subject to any reverse split or splits by that buyer or by any of its successors in interest, that the new buyer and all of its successors in interest will be legally bound to take all steps necessary to insure that the Seller's remaining shares are sufficient in number so that the Seller's total interest in the Company is not less than one percent (1%) of the total number of shares then issued and outstanding.

          (3) The Buyer hereby agrees that in no case will the Seller be obligated to draft or prepare any documents, legal filings or other instruments relating to the subject matter of this Subsection 3.F.

          (4) In consideration of the Buyer's agreements set forth above in this Subsection 3. F., Seller hereby agrees that all of the shares of the Company's common stock which he owns after the Closing Date shall be subject to a restriction (which may be inserted on the face of his stock certificates) that provides that the Seller may sell 35,000 shares immediately or at any time and may sell an additional 25,000 shares in each thirty (30) day period that occurs after the Closing Date. In the event of a reverse split, Seller will receive stock certificates representing the additional shares that he is entitled to receive pursuant to this Subsection 3.F. within two business days after such reverse split is fully effective according to law.


         4. Representations and Warranties of the Seller. The Seller represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Title to Stock. On the Closing Date, the Seller will be the sole equitable and legal owner of the Company Shares and will have full right, power and authority to sell and convey the Company Shares and such shares will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed. Specifically, on the Closing Date there will be no beneficial owners of such shares or of any interest in or to any such shares other than the Seller. Upon surrender of the certificates representing the Company Shares (accompanied by appropriate stock powers duly endorsed and guaranteed) to the Buyer for the consideration set forth herein, the Buyer shall be deemed

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to have obtained good and merchantable title to the Company Shares.

                  B. Authorization and Validity. This Agreement has been duly executed and delivered by the Seller and constitutes legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  C. Consents/Approvals/Conflict. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for the Seller to consummate the sale of the Company Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with or constitute a breach of any agreement to which the Seller is a party or by which he is bound nor, to the best of the Seller's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Seller, nor result in the creation of any lien or other encumbrance upon the Company Shares.


         5. The Company's Affidavit. The Seller shall deliver to the Buyer a duly executed affidavit, signed by the current President of the Company, Howard
I. Wertheim, in which the following representations and warranties are sworn or affirmed as being true and correct as of the Closing Date.

                  A. Organization and Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Florida, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

                  B. Capitalization. As of the Closing Date for this Agreement, the authorized capital stock of the Company consists of 25,000,000 shares of common stock, par value $.001 per share, of which exactly 24,911,165 shares will be issued and outstanding as a date before the Closing Date. All of the issued and outstanding shares of common stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The Company is not a party to or bound by, nor does it have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company except its obligation to issue 125,000 shares of common stock to Kevin
B. Halter, Jr. pursuant to a Consulting Agreement dated April 13, 1999.


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                  C.  Documents  Genuine.  All  originals  and/or  copies of the
Company's articles of incorporation and bylaws, each as amended to the date of this Agreement, and all minutes of meetings and written consents in lieu of meetings of shareholders, the Board of Directors and committees of that Board, of the Company, filings with the Securities and Exchange Commission, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to Seller, are true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

                  D. Restrictive Covenants. Prior to the Closing Date, the Company shall conduct its business in the ordinary and usual course (without any unusual commitments) and in compliance with all applicable laws, rules, and regulations. Furthermore, the Company will not: (i) make any changes in its capital structure; (ii ) make any changes in its articles of incorporation or bylaws; (iii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course of business; (iv) incur any indebtedness for borrowed money, (v) make any loans or advances to any persons or legal entities; (vi) declare or pay any dividend or make any other distribution with respect to its capital stock; (vii) issue (except pursuant to a Form S-8 approved by the Buyer), sell, or deliver or purchase or otherwise acquire for value any of its stock or other securities; (viii) mortgage, pledge, or subject to encumbrance any of its assets or properties; (ix) sell or transfer any of its assets or properties (except the transfer of a patent owned by the Company in satisfaction of a pending lawsuit); (x) make any investment of a capital nature; (xi) enter into any contract, agreement, or other commitment which is material to the business, assets, properties or financial position of the Company; (xii) issue any options or other instruments enabling anyone to purchase any of the capital stock of the Company; or (xiii) pay any cash compensation to any person.

                  E. Financial Statements. The Seller has already caused the Company to furnish to the Buyer the Company's audited balance sheet, statements of income and retained earnings, statements of cash flows, and notes to the financial statements relevant thereto, as of and for the fiscal year ending March 31, 1999 which have been prepared by a certified public accountant acceptable to both the Buyer and Seller. Said financial statements accurately reflects the then current assets and liabilities of the Company and has been prepared in accordance with generally accepted accounting principles. The Company has not entered into or incurred any type of indebtedness or conducted any kind of business whatsoever since March 31, 1999 (except to settle the Johnson lawsuit described in Subsection H. of this Section) and the financial statements delivered to Seller will accurately reflect the financial condition of the Company in all material respects as of the Closing Date.

                  F. Taxes. All income, excise, unemployment, social security, occupational, franchise and any and all other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof which are due and payable as of the Closing Date have been duly paid and all required tax returns or reports concerning any such items have been duly filed.

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                  G.  Guarantees or  Indebtedness  to  Affiliates.  There are no
contracts or commitments by the Company, directly or indirectly, guaranteeing the payment or performance (or both) of any obligations of any third person or entity whatsoever including any of the Company's officers, directors, employees or shareholders. Further, the Company will not be indebted to any of its officers, directors, employees, or shareholders as of the Closing Date.

                  H. Pending or Threatened Litigation. Except as disclosed herein, there are no actions, governmental investigations, suits, arbitrations or other administrative, criminal or civil actions pending or threatened against the Company. As of the date of the execution of this Agreement there is pending in the 15th Judicial District Court for Palm Beach County, Florida a lawsuit which was filed against the Company by Linda Johnson (this lawsuit is in the process of being settled and it is anticipated that the settlement will be finalized before the Closing Date). In addition, to the best of the Company's knowledge, the Company does not know of any basis that exists for any such action, suit, investigation, arbitration or proceeding.

                  I.  Contracts.   There  are  no contracts,  agreements,
arrangements or understandings entered into by the Company which cannot be terminated by the Company upon 30 days written notice to the other party or parties to such contracts or agreements.


         6. Conditions to Obligations of Buyer. All obligations of Buyer under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in the Buyer's absolute discretion, be waived by the Buyer):

                  A.  Documents to be Delivered before Closing Date:   Prior to
the Closing the Seller shall deliver the following to the Buyer:

         (i) Copy of a signed agreement between Jeffrey Stephens and Seller whereby Jeffrey Stephens acknowledges that any claim that he may have that he is the owner of a valid stock option granted by the Company has been canceled or extinguished;

        (ii) Written proof that the lawsuit filed by Linda Johnson against the Company in Palm Beach County, Florida has been dismissed with prejudice;

        (iii) Copy of the last federal income tax return filed by the Company;

        (iv) Written proof that the Seller has forgiven all of the Company's indebtedness or other obligations to him under an Employment Agreement dated June 20, 1992;

       (v) Copy of a registration statement on Form S-8 as prepared by Buyer's counsel and signed by the Company's President, duly filed with the Securities and Exchange Commission, whereby the Company has issued 18,000,000 shares of its common stock to the Seller in lieu of

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$18,000 of fees which would have  otherwise been due and owing to the Seller for various  services  which he rendered in the past for the benefit of the Company;
and

     (vi) All original corporate books and records, including the Company's articles of incorporation and bylaws, minutes of meetings of the shareholders and the Board of Directors of the Company, all contracts which are currently in effect or otherwise binding upon the Company, and any other document or instrument which in the opinion of Buyer is necessary or appropriate to properly continue the business and corporate status of the Company, as well as the Company's corporate seal.


                  B. Documents to be Delivered at Closing. At the Closing, the Seller shall deliver the following to the Buyer:

         (i) Stock certificate(s) representing the Company Shares, which are to be delivered pursuant to this Agreement, accompanied by duly executed stock powers bearing the registered owner's signature which shall be subject to a Medallion Guarantee;

         (ii) A certificate executed by the Seller, dated the Closing Date, certifying that the representations and warranties of the Seller contained in this Agreement are then true in all respects and that the Seller has complied with all agreements and conditions required by this Agreement to be performed or complied with by him.

         (iii) The Company's affidavit, as described in Section 5, above, duly executed by the President of the Company; and

         (iv) Resignations from all of the Company's officers and directors, and a certificate of the Company setting forth the Board resolution pursuant to which new directors have been elected for the Company, dated the Closing Date, electing those persons designated by the Buyer, as directors of the Company.


         7. Conditions to Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in the absolute discretion of the Seller, be waived by the Seller):

                  A. Documents to be Delivered to the Seller. At the Closing, the following documents shall be delivered to the Seller:

          A  certificate   executed  by  the  Buyer,  dated  the  Closing  Date,
certifying that:

                  (A) The representations and warranties of Seller contained in this Agreement are then true in all respects; and

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                  (B) Seller has complied  with all  agreements  and  conditions required by this Agreement to be performed or complied with by it.

                  B. Payment of the Purchase Price. The Purchase Price shall have been paid on the Closing Date by a wire transfer of $155,000.00 in immediately available funds to the Seller's bank for the Seller's account.


         8.   Miscellaneous.

                  A. Amendment. This Agreement may be amended, supplemented or modified only by an instrument in writing executed by all the parties hereto.

                  B. Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the written consent of the party not seeking assignment.

                  C. Parties In Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other Agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

                  D. Entire Agreement. Except as referred herein, this Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                  E. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

                  F. Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and special agreements contained herein shall survive the

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Closing  and all  statements  contained  in any  certificate,  exhibit  or other instrument delivered by or on behalf of Seller, the Company or the Seller, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.

                  G.   Governing   Law.  THIS   AGREEMENT  AND  THE  RIGHTS  AND
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. IF EITHER PARTY SHALL BE REQUIRED TO EMPLOY AN ATTORNEY TO ENFORCE OR DEFEND ITS RIGHTS HEREUNDER, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY'S FEES.

                  H.   Captions.   The  captions  in  this   agreement  are  for
convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

                  I. References to this Agreement. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision in this Agreement, unless otherwise noted.

                  J. Notice. Any notice or communication which may be given hereunder shall be in writing and given by depositing the same in the mail, addressed to the party to be notified, postage prepaid and certified with return receipt requested, or by delivery by prepaid telegram. Such notice shall be deemed received on the date on which it is delivered or on the fourth business day following the date on which it was mailed. For purposes of notice, the addresses of the parties shall be:


         If to the Buyer:    Halter Capital Corporation
                             16910 Dallas Parkway, Suite 100
                             Dallas, TX 75248

            If to Seller:    Howard I. Wertheim
                             36 Valley View
                             Irvine, CA 92612

                  K. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Execution and delivery of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


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                  L.  Further Assurances.   From time to time subsequent to  the
execution of this Agreement, the parties hereto and each of them agree to take all such further action, and to execute and deliver all such additional documents, as are reasonably necessary to effect the transactions contemplated by this Agreement.

                  M. Consulting Agreement. The parties hereto have agreed that the transaction to be consummated pursuant to this Agreement does NOT entitle Kevin B. Halter, Jr. to receive a fee pursuant to Section 9 of the Consulting
Agreement dated April 13, 1999 by and among Kevin B. Halter, Jr., as a consultant, Spectrum Pharmaceutical Corporation and Howard Wertheim. To evidence his consent to the agreement set forth in this Section M, and for no other purpose, Kevin B. Halter, Jr. has signed this Agreement below.


          Seller:

              /s/ Howard I. Wertheim
              ----------------------
                  Howard I. Wertheim

          Buyer: Halter Capital Corporation

          By: /s/ Kevin B. Halter, Jr.
              ----------------------------------------
                  Kevin B. Halter, Jr., Vice President

For the limited purposes set forth in Section 8. M. above.


             /s/ Kevin B. Halter, Jr.
             --------------------------------------
                 Kevin B. Halter, Jr., individually





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